VOYA SERIES FUND, INC.

Voya Money Market Fund

(“Fund”)

Supplement dated April 29, 2016

to the Fund’s Class A, Class B, Class C, Class I, Class L, Class O, and Class W

Statement of Additional Information (“SAI”)

dated July 31, 2015

The Fund’s Board of Directors (“Board”) approved revisions to the Fund’s principal investment strategies in order for the Fund to meet the definition of a “government money market fund” under Rule 2a-7 under the Investment Company Act of 1940, as amended. These revisions will become effective May 1, 2016.  Accordingly, effective May 1, 2016, the Fund’s SAI is revised as follows:

The section entitled “Non-Fundamental Investment Restrictions” of the Fund’s SAI is hereby deleted and replaced with the following:

Non-Fundamental Investment Restrictions

The Board has adopted the following non-fundamental investment restrictions, which may be changed by a vote of the Fund’s Board and without shareholder vote.

The Fund will not invest in companies for the purpose of exercising control or management.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE